Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND SIX MONTHS ENDED JUNE 30, 2022

August 8, 2022

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 (the "Annual Report") and the other documents we file with the SEC thereafter.

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

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	As at June 30,
	2022	2021
Market capitalization (thousands)	$401,949	$314,773
Shares outstanding (thousands)	18,704	18,153
Closing share price	$21.49	$17.34
Quarterly dividend declared per share	$0.25	$0.22

	Quarter ended June 30,
	Combined		Consolidated		Unconsolidated
	2022	2021	2022	2021	2022	2021
Properties owned (a)	30	37	16	7	14	30
Units (a)	8,405	10,562	3,848	1,608	4,557	8,954
Average occupancy (a)	96.1%	95.2%	96.7%	97.5%	95.6%	94.7%
Average monthly rental revenue per occupied unit	$1,252	$1,129	$1,316	$1,147	$1,216	$1,125
____________________________
(a) Excludes a planned 240-unit development project
	Quarter ended June 30,
Per share data	2022 (Unaudited)	2021 (Unaudited)
Earnings per share, basic	$1.91	$0.34
Earnings per share, diluted	$1.91	$0.34
FFO per share of common stock (diluted) (1)	$0.20	$0.29
AFFO per share of common stock (diluted) (1)	$0.37	$0.31

	As at June 30,
	2022	2021
Debt to Enterprise Value (2)	63%	64%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

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	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Rental revenue	$14,683	$6,958	$26,113	$14,053
Other income	2	3	6	7
Total revenues	14,685	6,961	26,119	14,060
Expenses:
Real estate operating expenses	6,348	3,166	11,101	6,283
Interest expense	2,912	1,609	4,933	3,269
General and administrative	3,533	3,154	7,166	6,268
Impairment charge	—	520	—	520
Depreciation and amortization	5,010	1,416	8,616	2,953
Total expenses	17,803	9,865	31,816	19,293
Total revenues less total expenses	(3,118)	(2,904)	(5,697)	(5,233)
Equity in earnings (loss) of unconsolidated joint ventures	(50)	(492)	1,180	(1,837)
Equity in earnings from sale of unconsolidated joint venture properties	40,098	—	53,059	—
Gain on sale of real estate	—	7,279	6	7,279
Gain on sale of partnership interest	—	2,244	—	2,244
Loss on extinguishment of debt	(563)	—	(563)	—
Net income from continuing operations	36,367	6,127	47,985	2,453
Income tax provision	724	67	798	124
Net income from continuing operations, net of taxes	35,643	6,060	47,187	2,329
Net income attributable to non-controlling interests	(36)	(33)	(72)	(67)
Net income attributable to common stockholders	$35,607	$6,027	$47,115	$2,262

Weighted average number of shares of common stock outstanding:
Basic	17,671,073	17,720,488	17,616,740	17,520,963
Diluted	17,726,343	17,720,488	17,690,601	17,520,963

Per share amounts attributable to common stockholders:
Basic and diluted	$1.91	$0.34	$2.54	$0.13
Diluted	$1.91	$0.34	$2.53	$0.13

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

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	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Rental and other revenue	$22,107	$33,005	$47,338	$65,677
Total revenues	22,107	33,005	47,338	65,677

Expenses:
Real estate operating expenses	9,842	15,233	21,011	30,936
Interest expense	4,893	8,472	10,919	16,994
Depreciation	5,208	9,791	11,844	20,176
Total expenses	19,943	33,496	43,774	68,106
Total revenues less total expenses	2,164	(491)	3,564	(2,429)
Other equity earnings	22	5	77	14
Impairment of assets	—	(490)	—	(2,813)
Insurance recoveries	—	490	—	2,813
Gain on insurance recoveries	52	—	567	—
Gain on sale of real estate	77,681	—	101,333	—
Loss on extinguishment of debt	(2,888)	—	(2,918)	—
Net income (loss) income from joint ventures	$77,031	$(486)	$102,623	$(2,415)

BRT equity in earnings (loss) and equity in earnings from sale of unconsolidated joint venture properties	$40,048	$(492)	$54,239	$(1,837)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP Net income attributable to common stockholders	$35,607	$6,027	$47,115	$2,262
Add: depreciation of properties	5,010	1,416	8,616	2,953
Add: our share of depreciation in unconsolidated joint venture properties	3,259	6,276	7,577	12,875
Add: impairment charge	—	520	—	520
Add: our share of impairment charge in unconsolidated joint venture properties	—	348	—	2,010
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(40,098)	—	(53,059)	—
Deduct: gain on sale of real estate and partnership interests	—	(9,523)	(6)	(9,523)
Adjust for non-controlling interests	(4)	(4)	(8)	(8)
NAREIT Funds from operations attributable to common stockholders	$3,774	$5,060	$10,235	$11,089

Adjustments for: straight-line rent accruals	6	(10)	12	(20)
Add: loss on extinguishment of debt	563	—	563	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	1,473	—	1,492	—
Add: amortization of restricted stock and RSU expense	1,001	569	1,975	1,107
Add: amortization of deferred mortgage and debt costs	102	73	179	153
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	73	143	166	291
Less: our share of insurance recovery from unconsolidated joint ventures	—	(348)	—	(2,010)
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(46)	—	(432)	—
Adjustments for non-controlling interests	(1)	2	(2)	4
Adjusted funds from operations attributable to common stockholders	$6,945	$5,489	$14,188	$10,614

Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP Net income (loss) attributable to common stockholders	$1.91	$0.34	$2.53	$0.13
Add: depreciation of properties	0.26	0.09	0.46	0.17
Add: our share of depreciation in unconsolidated joint venture properties	0.17	0.35	0.41	0.73
Add: Impairment charge	—	0.03	—	0.03
Add: our share of impairment charge in unconsolidated joint venture properties	—	0.02	—	0.11
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(2.14)	—	(2.85)	—
Deduct: gain on sales of real estate and partnership interests	—	(0.54)	—	(0.54)
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	0.20	0.29	0.55	0.63

Adjust for straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	0.03	—	0.03	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	0.08	—	0.08	—
Add: amortization of restricted stock and RSU expense	0.05	0.03	0.10	0.06
Add: amortization of deferred mortgage and debt costs	0.01	—	0.01	0.01
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	0.01	0.01	0.02
Less: our share of insurance recovery from unconsolidated joint venture properties	—	(0.02)	—	(0.11)
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	—	—	(0.02)	—
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.37	$0.31	$0.76	$0.61

Diluted shares outstanding for FFO and AFFO	18,661	17,320	18,616	17,521

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	June 30, 2022	December 31, 2021
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation	$447,886	$293,550
Investment in unconsolidated joint ventures	79,782	112,347
Cash and cash equivalents	57,045	32,339
Restricted cash	4,787	6,582
Other assets	15,721	10,341
Real estate property held for sale	—	4,379
Total Assets	$605,221	$459,538

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$296,974	$199,877
Junior subordinated notes, net of deferred costs	37,113	37,103
Accounts payable and accrued liabilities	21,984	19,607
Total Liabilities	356,071	256,587

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,770 and 17,349 shares outstanding	178	173
Additional paid-in capital	266,256	258,161
Accumulated deficit	(17,291)	(55,378)
Total BRT Apartments Corp. stockholders’ equity	249,143	202,956
Non-controlling interests	7	(5)
Total Equity	249,150	202,951
Total Liabilities and Equity	$605,221	$459,538

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

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At June 30, 2022, the Company held interests in unconsolidated joint ventures that own 14 multi-family properties (the "Unconsolidated Properties") including an interest in a development project. The condensed balance sheet below present information regarding such properties:

June 30, 2022
ASSETS
Real estate properties, net of accumulated depreciation	$483,332
Cash and cash equivalents	11,002
Other assets	30,147
Real estate asset held-for-sale	14,989
Total Assets	$539,470

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$387,725
Accounts payable and accrued liabilities	12,484
Total Liabilities	400,209
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	139,261
Total Liabilities and Equity	$539,470

BRT interest in joint venture equity	$79,782

Reconciliation:
Unconsolidated Mortgages Payable:
BRT's pro-rata share	$236,810
Partner's pro-rata share	150,915
Total	$387,725

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended June 30, 2022
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,112	$1,019	$1,093	13.1%	95.0%	$1,198
Georgia	688	1,814	779	1,035	12.4%	97.6%	1,232
Florida	518	1,755	747	1,008	12.1%	96.2%	1,320
Ohio	264	870	370	500	6.0%	96.7%	1,012
Virginia	220	1,204	430	774	9.3%	98.0%	1,648
South Carolina	474	2,011	998	1,013	12.2%	97.5%	1,273
Tennessee	702	3,450	1,443	2,007	24.1%	97.1%	1,547
Alabama	208	267	110	157	1.9%	94.8%	934
Missouri	174	824	333	491	5.9%	96.2%	1,547
Legacy assets	—	376	119	257	3.0%	N/A	N/A
Totals	3,848	$14,683	$6,348	$8,335	100%	96.7%	$1,329

Unconsolidated (Pro-Rata Share) (1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,597	$3,333	$1,642	$1,691	21.9%	95.3%	$1,297
South Carolina	917	1,761	870	891	11.5%	96.2%	1,297
Georgia	271	869	374	495	6.4%	94.7%	1,126
Alabama	732	2,076	927	1,149	14.9%	96.1%	1,048
Mississippi	776	2,043	705	1,338	17.3%	96.6%	1,134
North Carolina	264	753	294	459	5.9%	95.8%	1,223
Joint venture buyouts (2)	—	1,396	714	682	8.8%	N/A	N/A
Sold properties	—	1,720	705	1,015	13.3%	N/A	N/A
Totals	4,557	$13,951	$6,231	$7,720	100%	95.7%	$1,220

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Six months ended June 30, 2022
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,967	$1,434	$1,533	10.2%	95.7%	$1,139
Georgia	688	3,579	1,592	1,987	13.2%	97.8%	1,210
Florida	518	2,955	1,217	1,738	11.6%	95.9%	1,338
Ohio	264	1,739	708	1,031	6.9%	97.0%	1,010
Virginia	220	2,277	782	1,495	10.0%	98.5%	1,566
South Carolina	474	3,999	1,938	2,061	13.7%	97.6%	1,261
Tennessee	702	6,758	2,762	3,996	26.6%	97.5%	1,515
Alabama	208	267	110	157	1.0%	94.8%	934
Missouri	174	824	333	491	3.3%	96.2%	1,547
Legacy assets	—	748	225	523	3.5%	N/A	N/A
Totals	3,848	$26,113	$11,101	$15,012	100.0%	97.1%	$1,311

Unconsolidated (Pro-Rata Share)(1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,597	$6,595	$3,206	$3,389	20.2%	92.8%	$1,251
South Carolina	917	3,480	1,606	1,874	11.2%	96.2%	1,285
Georgia	271	1,710	735	975	5.8%	94.6%	1,114
Alabama	732	4,107	1,837	2,270	13.5%	96.1%	1,045
Mississippi	776	4,073	1,404	2,669	15.9%	97.0%	1,120
North Carolina	264	1,480	584	896	5.3%	95.9%	1,207
Joint venture buyouts (2)	—	4,923	2,393	2,530	15.1%	N/A	N/A
Sold properties	—	3,918	1,731	2,187	13.0%	N/A	N/A
Totals	4,557	$30,286	$13,496	$16,790	100%	94.8%	$1,196

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarter ended June 30, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
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		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022		2021	% Change
Georgia	448	$1,814	$1,679	8.0%	$779	$764	2.0%	$1,035		$915	13.1%
Florida	276	1,232	1,112	10.8%	527	451	16.9%	705		661	6.7%
Texas	192	765	672	13.8%	366	347	5.5%	399		325	22.8%
Ohio	264	870	803	8.3%	370	345	7.2%	500		458	9.2%
Virginia	220	1,204	1,053	14.3%	430	346	24.3%	774		707	9.5%
South Carolina	208	956	839	13.9%	486	426	14.1%	470		413	13.8%
Totals	1,608	$6,841	$6,158	11.1%	$2,958	$2,679	10.4%	$3,883		$3,479	11.6%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		97.6%	98.1%	(0.5)%	$1,232	$1,115	10.5%
Florida		97.2%	98.2%	(1.0)%	1,355	1,219	11.2%
Texas		97.8%	96.4%	1.5%	1,160	1,020	13.7%
Ohio		96.7%	98.5%	(1.8)%	1,012	931	8.7%
Virginia		98.0%	99.2%	(1.2)%	1,648	1,440	14.4%
South Carolina		97.4%	97.1%	0.3%	1,353	1,194	13.3%
Weighted Average		97.5%	98.0%	(0.5)%	$1,282	$1,147	11.8%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Six months ended June 30, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Georgia	448	$3,579	$3,299	8.5%	$1,592	$1,489	6.9%	$1,987	$1,810	9.8%
Florida	276	2,432	2,189	11.1%	997	853	16.9%	1,435	1,336	7.4%
Texas	192	1,498	1,326	13.0%	713	686	3.9%	785	640	22.7%
Ohio	264	1,739	1,582	9.9%	708	666	6.3%	1,031	916	12.6%
Virginia	220	2,277	2,090	8.9%	782	689	13.5%	1,495	1,401	6.7%
South Carolina	208	1,911	1,653	15.6%	925	831	11.3%	986	822	20.0%
Totals	1,608	$13,436	$12,139	10.7%	$5,717	$5,214	9.6%	$7,719	$6,925	11.5%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		97.8%	97.4%	0.4%	$1,210	$1,109	9.1%
Florida		96.4%	98.1%	(1.7)%	1,360	1,205	12.9%
Texas		97.8%	96.1%	1.8%	1,144	1,020	12.2%
Ohio		97.0%	98.3%	(1.3)%	1,010	926	9.1%
Virginia		98.5%	98.9%	(0.4)%	1,566	1,428	9.7%
South Carolina		97.1%	95.6%	1.6%	1,344	1,189	13.0%
Weighted Average		97.4%	97.5%	(0.1)%	$1,261	$1,139	10.7%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarter ended June 30, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2021	2020	% Change	2022	2021	% Change
Georgia	271	869	814	6.8%	374	306	22.2%	495	508	(2.6)%
South Carolina	917	1,761	1,557	13.1%	870	665	30.8%	891	892	(0.1)%
Texas	1,597	$3,332	$3,002	11.0%	$1,642	$1,483	10.7%	$1,690	$1,519	11.3%
Mississippi	776	1,642	1,538	6.8%	566	570	(0.7)%	1,076	968	11.2%
Alabama	732	2,076	1,975	5.1%	927	878	5.6%	1,149	1,097	4.7%
North Carolina	264	753	666	13.1%	294	315	(6.7)%	459	351	30.8%
Totals	4,557	$10,433	$9,552	9.2%	$4,673	$4,217	10.8%	$5,760	$5,335	8.0%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		95.3%	95.5%	(0.2)%	$1,297	$1,159	11.9%
Georgia		94.1%	96.9%	(2.9)%	1,377	1,261	9.2%
South Carolina		96.2%	91.2%	5.5%	1,297	1,196	8.4%
Mississippi		96.6%	98.3%	(1.7)%	1,134	1,040	9.0%
Alabama		96.0%	96.7%	(0.7)%	1,087	1,006	8.1%
North Carolina		95.8%	95.9%	(0.1)%	1,223	1,072	14.1%
Weighted Average		95.8%	95.4%	0.4%	$1,235	$1,118	10.5%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Six months ended June 30, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Texas	1,597	$6,594	$5,791	13.9%	$3,206	$3,009	6.5%	$3,388	$2,782	21.8%
Georgia	271	1,710	$1,615	5.9%	735	$684	7.5%	975	931	4.7%
South Carolina	917	3,479	3,093	12.5%	1,605	1,425	12.6%	1,874	1,668	12.4%
Mississippi	776	3,270	3,049	7.2%	1,127	1,142	(1.3)%	2,143	1,907	12.4%
Alabama	732	4,107	3,901	5.3%	1,837	1,722	6.7%	2,270	2,179	4.2%
North Carolina	264	1,480	1,278	15.8%	584	628	(7.0)%	896	650	37.8%
Totals	4,557	$20,640	$18,727	10.2%	$9,094	$8,610	5.6%	$11,546	$10,117	14.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		95.8%	93.4%	2.6%	$1,274	$1,135	12.2%
Georgia		94.1%	96.1%	(2.1)%	1,363	1,252	8.9%
South Carolina		96.2%	92.0%	4.6%	1,202	1,131	6.3%
Mississippi		97.0%	98.2%	(1.2)%	1,120	1,031	8.6%
Alabama		96.0%	97.3%	(1.3)%	1,073	1,010	6.2%
North Carolina		94.7%	95.6%	(0.9)%	1,330	1,168	13.9%
Weighted Average		95.9%	95.1%	0.8%	$1,211	$1,103	9.8%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended June 30,

Portfolio	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$14,683	$6,348	$8,335	$6,958	$3,166	$3,792	111.0%	100.5%	119.8%
Unconsolidated (1) (2)	13,951	6,231	7,720	21,012	9,762	11,250	(33.6)%	(36.2)%	(31.4)%
Combined	$28,634	$12,579	$16,055	$27,970	$12,928	$15,042	2.4%	(2.7)%	6.7%

Same Store
	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,841	$2,958	$3,883	$6,158	$2,679	$3,479	11.1%	10.4%	11.6%
Unconsolidated (1)	10,433	4,673	5,760	9,552	4,217	5,335	9.2%	10.8%	8.0%
Combined	$17,274	$7,631	$9,643	$15,710	$6,896	$8,814	10.0%	10.7%	9.4%
____________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions."
(2) Reflects the income and expenses for the sold JV's prior to the sale.

Six months ended June 30,

Portfolio	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$26,113	$11,101	$15,012	$14,053	$6,283	$7,770	85.8%	76.7%	93.2%
Unconsolidated (1)	30,286	13,496	16,790	41,701	19,747	21,954	(27.4)%	(31.7)%	(23.5)%
Combined	$56,399	$24,597	$31,802	$55,754	$26,030	$29,724	1.2%	(5.5)%	7.0%

Same Store
	2022			2021			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$13,436	$5,717	$7,719	$12,139	$5,214	$6,925	10.7%	9.6%	11.5%
Unconsolidated (1) (2)	20,640	9,094	11,546	18,727	8,610	10,117	10.2%	5.6%	14.1%
Combined	$34,076	$14,811	$19,265	$30,866	$13,824	$17,042	10.4%	7.1%	13.0%
_____________________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".
(2) Reflects the income and expenses for the sold JV's prior to the sale.

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)
________________________________________________________________________________________

ACQUISITIONS
Buyout of Joint Venture Interest
Property/Location	Purchase Date	Units	Purchase Price (1)	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Verandas at Alamo - San Antonio, TX	3/23/2022	288	$8,721	71.9%	100.0%
Vanguard Heights - Creve Coeur, MO	4/7/2022	174	4,880	78.4%	100.0%
Jackson Square - Tallahassee, FL	5/11/2022	242	7,215	80.0%	100.0%
Brixworth at Bridge Street - Huntsville, AL	5/24/2022	208	10,697	80.0%	100.0%
The Woodland Apartments - Boerne, TX	5/26/2022	120	3,881	80.0%	100.0%
Grove at River Place - Macon, GA	6/30/2022	240	7,485	80.0%	100.0%
		1,272	$42,879

Buyout of Joint Venture Interest - subsequent to June 30, 2022
Property/Location	Purchase Date	Units	Purchase Price (1)	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Civic Center I - Southaven, MS	7/12/2022	392	$18,233	74.7%	100%
Civic Center II - Southaven, MS	7/12/2022	384	17,942	74.7%	100%
Abbotts Run - Wilmington, NC	7/14/2022	264	9,010	80.0%	100%
Somerset At Trussville - Birmingham, AL	7/19/2022	328	10,558	80.0%	100%
Magnolia Pointe - Madison, AL	8/3/2022	204	7,246	80.0%	100%
		1,572	$62,989

(1) The purchase price gives effect to our partner's promote interest.

Acquisition of Joint Venture Interest in Development Project
Property/Location	Purchase Date	Planned Units	Purchase Price	Acquisition ownership % in the JV
Stono Oaks - Johns Island, SC (a)	3/10/2022	240	$3,500	17.45%

DISPOSITIONS
Disposition of Property by Unconsolidated Joint Ventures
Property/Location	Sale Date	No. of Units	Interest Owned	Sales Price	BRT's share of Mortgage Prepayment charge	Gain on Sale	BRT's Share of Gain on Sale
Verandas at Shavano - San Antonio, TX	2/8/2022	288	65%	$53,750	$—	$23,652	$12,961
Retreat at Cinco Ranch - Katy, TX	6/14/2022	268	75%	68,300	686	30,595	17,378
The Vive - Kannapolis, NC	6/30/2022	312	65%	91,250	787	47,086	22,720
		868		$213,300	$1,473	$101,333	$53,059

BRT Apartments Corp. (NYSE: BRT)
Contracted Disposition
(dollars in thousands)

________________________________________________________________________________________

CONTRACTED SALE OF PROPERTY BY UNCONSOLIDATED JOINT VENTURES (1)
Property/Location	No. of Units	Interest Owned	Sales Price	Estimate - BRT's share of Prepayment Charge	Estimate - Gain on Sale	Estimate - BRT's Share of Gain on Sale
Waters Edge - Columbia, SC	204	80%	$32,400	$263	$16,848	$11,542
(1) It is anticipated that this sale will be completed during the quarter ending September 30, 2022

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended June 30, 2022
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
107	$773,000	$7,224	$279	46%	800

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$340,000	$70,000	$270,000
Estimated Non-Recurring Capital Expenditures (2)	3,781,000	691,000	3,090,000
Total Capital Expenditures	$4,121,000	$761,000	$3,360,000

Replacements (operating expense) (3)	$811,000	$150,000	$661,000

Estimated Recurring Capital Expenditures and Replacements per unit (8,985 units)	$137	$26	$111

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of June 30, 2022
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$15,977	$1,073	$14,904		5%	3.79%
2023	2,218	2,218	—		—%	—%
2024	2,823	2,823	—		—%	—%
2025	18,805	3,430	15,375		5%	4.42%
2026	20,188	2,685	17,503		6%	4.55%
Thereafter	239,826	3,200	236,626		84%	3.85%
Total	$299,837	$15,429	$284,408		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$1,273	$1,273	—		—%	—%
2023	3,104	3,104	$—		—%	—%
2024	3,653	3,653	—		—%	—%
2025	4,159	4,159	—		—%	—%
2026	70,043	4,184	65,859		31%	4.02%
Thereafter	154,578	6,807	147,771		69%	4.04%
Total	$236,810	$23,180	$213,630		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2022	$17,250	$2,346	$14,904		3%	4.04%
2023	5,322	5,322	—		0%	4.12%
2024	6,476	6,476	—		—	—%
2025	22,964	7,589	15,375		3%	4.42%
2026	90,231	6,869	83,362		17%	4.14%
Thereafter	394,404	10,007	384,397		77%	4.11%
Total	$536,647	$38,609	$498,038		100%
Weighted Average Remaining Term to Maturity (2)			7.76	years
Weighted Average Interest Rate (2)			3.95%
Debt Service Coverage Ratio for the quarter ended June 30, 2022			1.86	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 3.286% at 6/30/2022)
Maturity	April 30, 2036

Credit Facility (as of June 30, 2022)
Maximum Amount Available (a)	Up to $35,000
Amount Outstanding (b)	$0
Interest Rate	Prime + 0.25% (floor of 3.50%)
Maturity	November, 2024

(a) Subject to an additional uncommitted $25 million accordion feature
(b) Amount outstanding as at August 5, 2022 is $22,000 with an interest rate of 5.75%.

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, (8) impairment charge, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the periods presented and eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP Net income attributable to common stockholders	$35,607	$6,027	$47,115	$2,262
Less: Other Income	(2)	(3)	(6)	(7)
Add: Interest expense	2,912	1,609	4,933	3,269
General and administrative	3,533	3,154	7,166	6,268
Impairment charge	—	520	—	520
Depreciation and amortization	5,010	1,416	8,616	2,953
Provision for taxes	724	67	798	124
Less: Gain on sale of real estate	—	(7,279)	(6)	(7,279)
Gain on the sale of partnership interest	—	(2,244)	—	(2,244)
Equity in earnings from sale of unconsolidated joint venture properties	(40,098)	—	(53,059)	—
Add: Loss on extinguishment of debt	563	—	563	—
Adjust for: Equity in loss (earnings) from sale of unconsolidated joint venture properties	50	492	(1,180)	1,837
Add: Net loss attributable to non-controlling interests	36	33	72	67
Net Operating Income	$8,335	$3,792	$15,012	$7,770

Less: Non-same store Net Operating Income (loss)	$4,452	$313	$(7,293)	$(845)
Same store Net Operating Income	$3,883	$3,479	$7,719	$6,925

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended June 30,			Six Months Ended June 30,
	2022		2021	2022	2021
BRT equity in earnings (loss) from joint ventures	40,048		(492)	$54,239	$(1,837)
Add: Interest expense	3,106		5,471	7,050	10,930
Depreciation	3,259		6,276	7,577	12,875
Loss on extinguishment of debt	1,469		—	1,488	—
Less: Impairment of asset	—		348	—	2,010
Insurance recovery	—		(348)	—	(2,010)
Gain on insurances recoveries	(42)		—	(428)	—
Gain on sale of real estate	(40,098)		—	(53,059)	—
Equity in earnings of joint ventures	(22)		(5)	(77)	(14)
Net Operating Income	$7,720		$11,250	$16,790	$21,954

Less: Non-same store Net Operating Income	$(1,960)		$(5,915)	(5,244)	(11,837)
Same store Net Operating Income	$5,760		$5,335	$11,546	$10,117

Consolidated same store Net Operating Income	$3,883		$3,479	7,719	6,925
Unconsolidated same store Net Operating Income	5,760		5,335	11,546	10,117
Combined same store Net Operating Income	$9,643	9,643,000	$8,814	$19,265	$17,042

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended June 30, 2022 to the BRT pro-rata information presented below:

	Three Months Ended June 30, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$22,107	$8,156	$13,951
Total revenues	22,107	8,156	13,951
Expenses:
Real estate operating expenses	9,842	3,611	6,231
Interest expense	4,893	1,787	3,106
Depreciation	5,208	1,949	3,259
Total expenses	19,943	7,347	12,596

Total revenues less total expenses	2,164	809	1,355

Other equity earnings	22	—	22
Gain on insurance recoveries	52	10	42
Gain on sale of real estate properties	77,681	37,583	40,098
Loss on extinguishment of debt	(2,888)	(1,419)	(1,469)
Net income	$77,031	$36,983	$40,048

	Three Months Ended June 30, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$33,005	$11,993	$21,012
Total revenues	33,005	11,993	21,012
Expenses:
Real estate operating expenses	15,233	5,471	9,762
Interest expense	8,472	3,001	5,471
Depreciation	9,791	3,515	6,276
Total expenses	33,496	11,987	21,509

Total revenues less total expenses	(491)	6	(497)

Other equity earnings	5	—	5
Impairment charges	(490)	(142)	(348)
Insurance recoveries	490	142	348
Net loss	$(486)	$6	$(492)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 6 of BRT's Annual report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Six Months Ended June 30, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$47,338	$17,052	$30,286
Total revenues	47,338	17,052	30,286
Expenses:
Real estate operating expenses	21,011	7,515	13,496
Interest expense	10,919	3,869	7,050
Depreciation	11,844	4,267	7,577
Total expenses	43,774	15,651	28,123

Total revenues less total expenses	3,564	1,401	2,163

Other equity earnings	77	—	77
Gain on insurance recoveries	567	139	428
Gain on sale of real estate properties	101,333	48,274	53,059
Loss on extinguishment of debt	(2,918)	(1,430)	(1,488)
Net income	$102,623	$48,384	$54,239

	Six Months Ended June 30, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$65,677	$23,976	$41,701
Total revenues	65,677	23,976	41,701
Expenses:
Real estate operating expenses	30,936	11,189	19,747
Interest expense	16,994	6,064	10,930
Depreciation	20,176	7,301	12,875
Total expenses	68,106	24,554	43,552

Total revenues less total expenses	(2,429)	(578)	(1,851)

Other equity earnings	14	—	14
Impairment charges	(2,813)	(803)	(2,010)
Insurance recoveries	2,813	803	2,010
Gain on insurance recoveries	—	—	0
Net loss	$(2,415)	$(578)	$(1,837)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Same Store
Same store properties refer to stabilized properties that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized (as described below) and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 8/5//2022
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q2 2022 Avg. Occupancy	Q2 2022 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Abbotts Run	Wilmington	NC	2001	2020	22	264	97.5%	$1,075	100%
Avalon	Pensacola	FL	2008	2014	15	276	97.2%	1,355	100%
Avondale Station	Decatur	GA	1950	2012	73	212	96.4%	1,307	100%
Bell's Bluff	Nashville	TN	2018	2018	5	402	97.5%	1,738	100%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	38	208	94.8%	934	100%
Civic Center 1	Southaven	MS	2002	2016	21	392	96.8%	1,109	100%
Civic Center 2	Southaven	MS	2005	2016	18	384	96.5%	1,160	100%
Crestmont at Thornblade	Greenville	SC	1998	2018	25	266	97.5%	1,211	100%
Crossings of Bellevue	Nashville	TN	1985	2014	38	300	96.8%	1,289	100%
Grove at River Place	Macon	GA	1988	2016	35	240	95.3%	846	100%
Jackson Square	Tallahassee	FL	1996	2017	27	242	94.2%	1,246	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	18	220	98.0%	1,648	100%
Newbridge Commons	Columbus	OH	1999	2013	24	264	96.7%	1,012	100%
Parkway Grande	San Marcos	TX	2014	2015	9	192	97.8%	1,160	100%
Silvana Oaks	North Charleston	SC	2010	2012	13	208	97.4%	1,353	100%
Somerset at Trussville	Trussville	AL	2007	2019	16	328	97.0%	1,139	100%
Vanguard Heights	Creve Coeur	MO	2016	2017	7	174	96.2%	1,547	100%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	8	288	92.7%	1,236	100%
Woodland Apartments	Boerne	TX	2007	2017	16	120	97.9%	1,131	100%
Woodland Trails	LaGrange	GA	2010	2015	13	236	98.7%	1,166	100%
Magnolia Pointe	Madison	AL	1991	2017	32	204	93.1%	1,126	100%
Weighted Avg./Total Consolidated					22	5,420

Properties owned by Unconsolidated Joint Ventures
Canalside Lofts	Columbia	SC	2008/2013	2017	15	374	96.8%	1,285	32%
Canalside Sola	Columbia	SC	2018	2018	5	339	95.9%	1,456	46%
Chatham Court and Reflections	Dallas	TX	1986	2016	37	494	94.9%	1,096	50%
Gateway Oaks	Forney	TX	2016	2016	7	313	98.2%	1,252	50%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	22	281	92.6%	1,268	50%

Mercer Crossing	Dallas	TX	2014/2016	2017	9	509	95.4%	1,533	50%
Pointe at Lenox Park	Atlanta	GA	1989	2016	34	271	94.1%	1,377	74%
The Village at Lakeside	Auburn	AL	1988	2019	35	200	97.5%	965	80%
Waters Edge at Harbison (1)	Columbia	SC	1996	2016	27	204	95.4%	1,055	80%
Weighted Avg./Total Unconsolidated					20	2,985

Development
Stono Oaks (2)	Johns Island	SC

Weighted Avg./Total Portfolio					21	8,405
___________________________
(1) It is anticipated that this sale will be completed during the quarter ending September 30, 2022
(2) Purchased a 17.45% interest in a planned 240-unit development property